UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2005

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

ITEM 8.01 Other Events.

On October 26, 2005, Teleglobe International Holdings Ltd (“Teleglobe”) issued a press release announcing the October 25, 2005 approval by Teleglobe shareholders of the Agreement and Plan of Amalgamation among Videsh Sanchar Nigam Limited, VSNL Telecommunications (Bermuda) Ltd. and Teleglobe, which Teleglobe entered into on July 25, 2005, and the amalgamation contemplated thereby. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

Attached as Exhibit 99.1 to this report is the press release dated October 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe International Holdings Ltd

Date: October 26, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release of Teleglobe International Holdings Ltd dated October 26, 2005.